UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
March 12, 2008

SOUTH AMERICAN MINERALS, INC.
(Exact Name of Registrant as specified in its charter)

Nevada	836303 10 7	59-3394111
(State or other Jurisdiction of	(Commission	IRS Employer
incorporation	File Number)	(Identification No.)

76 Beaver Street, New York, New York	10005
(Address of Principal Executive Offices)	(Zip Code)

Registrants Telephone Number Including area code: (212) 668-0842

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 10, 2008, Dean Hassan resigned as a director effective immediately.

On March 12, 2008, Gifford A. Dieterle has resigned as chairman of the board of directors and secretary treasurer of the company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTH AMERICAN MINERALS, INC.

March 12, 2008	By:	/s/ Saul Horing
Saul Horing, President